                                                                    EXHIBIT 10.7




FOR A HOLDER (AS DEFINED BELOW) WHO IS A U.S. RESIDENT:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

FOR A HOLDER WHO IS NOT A U.S. RESIDENT:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES, OR TO OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS, UNTIL ONE YEAR AFTER FEBRUARY 9, 1993, EXCEPT IN ACCORDANCE WITH REGULATION S UNDER THE ACT. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S.


                        IL FORNAIO (AMERICA) CORPORATION

                  WARRANT TO PURCHASE SERIES F PREFERRED STOCK

                         (VOID AFTER DECEMBER 31, 1997)


         This certifies that ("Holder") or assigns, for value received, is entitled to purchase from Il Fornaio (America) Corporation, a California corporation (the "Company"), at any time prior to 5:00 p.m. (San Francisco time) on December 31, 1997, fully paid and nonassessable shares of Series F Preferred Stock of the Company ("Series F Preferred Stock"), at a purchase price per share of $12.49 (the "Warrant Price"), upon surrender of the form of Subscription Notice attached hereto duly filled in and signed.


         This Warrant is subject to the following terms and conditions:


         1. The purchase rights represented by this Warrant are exercisable at the option of the holder of record hereof, either as an entirety, or from time to time for any part of the shares of Series F Preferred Stock (but not for a fraction of a share) which may be purchased hereunder; provided, however, that the minimum exercisable at any one time shall be 50



                                       1.

shares, or the shares remaining exercisable under this Warrant, whichever is less. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase.

         2. The holder of record hereof may, to the extent permitted by applicable statutes and regulations, elect to receive shares of Series F Preferred Stock equal to the value (as determined below) of this Warrant by surrender of the Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to such holder that number of shares of Series F Preferred Stock computed using the following formula:

                  X = Y(A-B)
                      ------
                         A

Where:            X =      the number of shares of Series F Preferred Stock to
                           be issued to such holder.

                  Y = the number of shares of Series F Preferred Stock issuable upon exercise of this Warrant.

                  A = the fair market value of one share of the Company's Series F Preferred Stock.

                  B =      Warrant Price (assuming any adjustment pursuant to
                           Section 6 hereof).

         For the purposes of this Section 2, fair market value of the Company's Series F Preferred stock as of a particular date (the "Determination Date") shall mean:

                  (i) If the Company's Series F Preferred Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, then the closing or last sale price, respectively, reported for the business day immediately preceding the Determination Date.

                  (ii) If the Company's Series F Preferred Stock is not traded on an exchange or on the NASDAQ National Market System but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the business day immediately preceding the Determination Date.

                  (iii) Except as provided in paragraph (iv) below, if the Company's Series F Preferred Stock is not publicly traded, then as determined in good faith by the Company's Board of Directors upon a review of relevant factors.




                                       2.

                  (iv) If the Determination Date is the date on which the Company's Series F Preferred Stock is first sold to the public by the Company in a firm commitment public offering under the Act, then the initial public offering price (before deducting commissions, discounts or expenses) at which the Series Preferred Stock is sold in such offering.

         3. The Company agrees at all times following issuance of this Warrant to reserve a sufficient number of shares of authorized but unissued Series F Preferred Stock (and Common Stock issuable upon conversion thereof) when and as required for the purpose of complying with the terms of this Warrant.

         4. Nothing contained in this Warrant in and of itself shall be construed as conferring upon the holder hereof or any other person the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

         5. This Warrant is transferable on the books of the Company at its principal office by the above named holder of record in person or by duly authorized attorney, upon surrender of this Warrant, properly endorsed, subject to the requirements of Section 11 below.

         6. In the event of changes in the outstanding Series F Preferred Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, mergers, consolidations, combinations or exchanges of shares, reorganizations, liquidations, conversion of all outstanding shares of Series F Preferred Stock into Common Stock or any other class of shares, or the like, the number and class of shares available under the Warrant in the aggregate and the Warrant Price shall be correspondingly adjusted by the Board of Directors of the Company. The adjustment shall be such as will give the holder of the Warrant on exercise, for the same aggregate Warrant Price, the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment; provided, however, that this Warrant shall expire unless exercised prior to the closing of any consolidation or merger of the Company with another corporation, or the closing of the sale of all or substantially all of the Company's assets to another corporation (collectively, "Reorganization"), provided that the holder of this Warrant is given written notice of such Reorganization at least fifteen (15) days prior to the closing thereto. In the event that all of the outstanding Series F Preferred Stock is converted into Common Stock of the Company prior to the exercise of this Warrant and during the period in which this Warrant is exercisable, this Warrant shall thereafter be exercisable at the same aggregate Warrant Price for the number of shares of Common Stock of the Company (or any other class of shares) as the holder of this Warrant would have owned upon conversion of the Series F Preferred Stock had the Warrant been exercised prior to the conversion of the Series F Preferred Stock. Appropriate adjustments to the number and class of shares available



                                       3.

under this Warrant after such conversion event shall continue to apply as heretofore specified in this Section 6 as if this Warrant had originally been exercisable for Common Stock of the Company and all references to Series F Preferred Stock herein shall thereafter be deemed to be references to such Common Stock.

         7. No fractional share shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of exercise (as determined in good faith by the Board of Directors of the Company).

         8. In each case of an adjustment or readjustment of the Series F Conversion Price (as defined in the Company's Amended and Restated Articles of Incorporation (the "Articles")) for the Series F Preferred Stock, the number of shares of Common Stock or other securities issuable upon conversion of the Series F Preferred Stock or exercise of this Warrant at such time as it may be exercisable for Common Stock, or the number or type of securities or other property issuable upon exercise of this Warrant, the Company shall compute such adjustment or readjustment in accordance herewith and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the registered holder of this Warrant at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based including a statement of (i) the consideration received or to be received by the Company for any Additional Shares of Common Stock (as defined in the Articles) issued or sold or deemed to have been issued or sold, (ii) the Series F Conversion Price (as defined in the Articles) at the time in effect for the Series F Preferred Stock, and (iii) the number of Additional Shares of Common Stock and the type and amount, if any, of other property that at the time would be received upon conversion of the Series F Preferred Stock.

         9. In the event of any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other corporation, entity, or person, or any voluntary or involuntary dissolution, liquidation, or winding up of the Company, the Company shall mail to the holder of this Warrant at least fifteen (15) days prior to the applicable record date for determining shareholders entitled to participate in or vote on such transaction, , a notice specifying (i) the date on which any such reclassification, recapitalization, merger, consolidation, transfer, dissolution, liquidation or winding up is expected to become effective, and (ii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reclassification, recapitalization, merger, consolidation, transfer, dissolution, liquidation or winding up.

         10. The Company will pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery of shares of Series F Preferred Stock or Common Stock upon exercise of this Warrant, excluding, however, any tax or other charge imposed in



                                       4.

connection with any transfer involved in the issue and delivery of shares of Series F Preferred Stock or Common Stock in a name other than that in which this Warrant was so registered.

         11. This Warrant has not been registered under the Act. Neither this Warrant nor any interest herein may be sold, offered for sale, pledged, hypothecated or otherwise transferred unless an effective registration statement under the Act is in effect as to the transfer of Warrant or an opinion of counsel satisfactory to the Company that registration is unnecessary in order for the transfer of the Warrant to comply with the Act. If this Warrant is held by a Holder who is a resident of the United States, then each certificate representing any shares of Series F Preferred Stock or Common Stock issued upon the exercise of this Warrant shall bear the following legend (in addition to any legend required under applicable state securities laws):

         "THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."


If this Warrant is held by a Holder who is not a resident of the United States, then each certificate representing any shares of Series F Preferred Stock or Common Stock issued upon the exercise of this Warrant shall bear the following legends:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES, OR TO OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS, UNTIL ONE YEAR AFTER FEBRUARY 9, 1993, EXCEPT IN ACCORDANCE WITH REGULATION S UNDER THE ACT. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S.

         12. This Warrant is issued in and shall be governed by the laws of the State of California, as applied to contracts entered into in California between California residents and to be performed entirely within California.

         13. Any provision of this Warrant may be amended, waived or modified, discharged or terminated by an instrument in writing signed by the party against whom the enforcement is sought.




                                       5.

         14. All notices referred to in this Warrant shall be in writing and shall be delivered personally or by certified or registered mail, return receipt requested, postage prepaid and will be deemed to have been given when so delivered or mailed (i) to the Company, at its principal executive offices and
(ii) to the holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by such holder).




                                       6.

         IN WITNESS WHEREOF the Company has caused this Warrant to be duly executed by its officers thereunto duly authorized this 9th day of February, 1993.

                                        IL FORNAIO (AMERICA) CORPORATION



                                        By: ____________________________
                                                 Laurence B. Mindel
                                                 Chief Executive Officer


ATTEST:


______________________
Paul J. Kelley
Secretary




                                       7.

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)


TO IL FORNAIO (AMERICA) CORPORATION:

         The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________________ shares of Series F Preferred Stock of Il Fornaio (America) Corporation, and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ________________________* whose address is
_____________________________.

Dated:                                  __________________________________

                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant)



                                        __________________________________
                                        (Address)


Signed in the presence of



_________________________

_________________________





         *Insert here the number of shares (all or part of the number of shares called for on the face of the Warrant) as to which the Warrant is being exercised without making any adjustment for additional Series F Preferred stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable.